Exhibit 99.1

Investor Quarterly A message from our CEO, Carl A. Pelzel September 9, 2009 Shareholders and Friends of Depomed, I would like to start this newsletter by thanking all of the clinical investigators, patients, and Depomed employees involved in the enrollment of our two SeradaTM Phase 3 clinical trials in menopausal hot flashes and our DM-1796 Phase 3 clinical trial in neuropathic pain. We completed enrollment in all three Phase 3 trials as planned and look forward to reporting top-line results early in the fourth quarter of this year. As we would like to see Serada become the centerpiece of our future women’s health franchise, we were pleased with the rapid enrollment of Serada’s two Phase 3 trials. We feel the pace of enrollment confirms the significant unmet need that exists for a non-hormonal treatment for hot flashes and a potentially sizeable market opportunity. The unmet market need arises from the 60 million annual hormone replacement prescriptions lost since the Women’s Health Initiative trials were published in 2002, which translate into a multi-billion dollar addressable market. Our preliminary market research supports our belief that Serada will be well-received by physicians and patients if approved. When we presented a possible target product profile to physicians in our third party market research, more than three quarters of physicians rated their overall impression as favorable to extremely favorable, while two-thirds or more rated their likelihood to prescribe as likely to extremely likely (see page 2). In a separate patient market research study, more than half of patients presented with Serada’s target product profile indicated that they could likely request Serada as a therapy from their physicians (see page 2). We see an opportunity to commercialize Serada very efficiently because Serada initially may not be competing in a traditional marketing situation where a newly introduced product must aggressively take share from well-established, well-financed competitors. In that situation, the battle to gain market share is an expensive exercise in how many sales reps, samples and promotion the entrant can bring to bear against its weakest competitor. In the case of Serada, we will not be competing against hormones as the only approved therapy. Instead, we expect to introduce Serada as the only approved non-hormonal therapy to physicians and patients who are currently without alternatives. We thus avoid going against any entrenched competitor, which should make the promotional resources we invest in Serada much more efficient than in most pharmaceutical product launches. The fact that there are a relatively small number of top prescribers also contributes to the potential efficiency of the Serada commercialization effort. We estimate that a sales force of just 90 sales representatives could cover the top 4 deciles of OB/GYN prescribers accounting for approximately 30% of all current hormone replacement prescriptions. If the clinical outcomes for both Serada and DM-1796 are positive, we are confident that we have the right management team and the necessary financial resources in place to capture Serada’s commercial opportunity and pursue a path to sustained profitability (see page 3 for cash and cash equivalents). We will look to continue to build our financial resources by extracting value from our unique technology and pipeline opportunities, as we recently did with our Merck deal (see page 4 for progress against this and other 2009 business milestones). The $10 million upfront payment we received this month plus further milestone and modest royalty payments from Merck will provide operating capital. Additional working capital may come from Solvay in the form of up to $70 million in pre-commercial milestones related to DM-1796 NDA acceptance and approval, which may occur in late 2010 or early 2011. Our share of growing revenues from Glumetza® (extended release metformin hydrochloride tablets), the market leader in new prescriptions in the branded metformin market (see page 3), will provide further capital, and we expect our business development efforts to continue to be a source of cash. Regardless of the ultimate path we will take, we believe that the size of Serada’s commercial opportunity and our other assets with cash generating potential may propel Depomed to a profitable specialty pharmaceutical company in the relatively near term. Sincerely, Carl A. Pelzel President and CEO Please see note regarding forward-looking statements and risk factors on next page

Physician and Patient Market Research: Serada™’s product profile* well perceived and likely to be prescribed Source: ImpactRx Market Research, March 2009 *Targeted profile includes 1200mg QD and 1800mg BID with headaches 10%/15%, somnolence 3%/16%, dizziness 10%/12% respectively. Actual product profile will depend on clinical trial results. Overall Impression Extremely favorable Not at all favorable Likelihood to Prescribe Not at all likely Extremely likely Patients OBGs PCPs 1 2 3 5 6 7 4 46% 43% 47% 5.29 Average 5.27 Average 5.37 Average 3% 5% 4% 21% 24% 26% 16% 1% 0% 0% 23% 31% 31% 14% 0% 10% 20% 30% 40% 50% 1 2 3 4 5 6 7 % of Physicians 5.01 42% OB/GYN 5.32 Avg 45% Top 2 Box PCP 5.01 42% OB/GYN 5.32 Avg 45% Top 2 Box PCP 1% 3% 19% 34% 31% 12% 0% 25% 50% 75% 100% 28% 18% 31% 15% 4% 3% 1% 0% 25% 50% 75% 100%

GLUMETZA: No. 1 in Branded Metformin New Prescriptions in July 2009 Cash and Cash Equivalents Branded Metformin Market NRx Volume 0 4,000 8,000 12,000 16,000 20,000 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Fortamet Glucophage Glucophage XR Glumetza $10M from Merck not included

Potential 2009 Milestones

	2009			
PRODUCT MILESTONES	Q1	Q2	Q3	Q4
Serada™ *Menopausal hot flashes*	Breeze 1 & 2 enrollment complete			Top-line data available
DM-1796 *Postherpetic neuralgia*		Enrollment complete		Top-line data available
DM-1992 *Parkinson's Disease*	Initiated Phase 1 Feb. 2009		Results Reported	
BUSINESS MILESTONES				
Covidien			Deliver 1ST formulation	Deliver 2ND formulation
Other Deals			Merck	

NOTE REGARDING FORWARD-LOOKING STATEMENTS AND RISK FACTORS. *Statements in this newsletter that are not historical facts are forward-looking statements that involve risks and uncertainties. The inclusion of forward-looking statements, including those related to expectations regarding the commercialization of Serada™ potential business transactions, financial matters, clinical development programs, and potential benefits of our products and product candidates, should not be regarded as a representation that any of our plans will be achieved. Actual results may differ materially from those set forth in this newsletter due to the risks and uncertainties inherent in our business, including, without limitation, risks and uncertainties related to: our research and development efforts, including pre-clinical and clinical testing; regulation by the FDA and other government agencies; the timing of regulatory applications and product launches; our ability to successfully commercialize our products; the success of our collaborative arrangements with development and commercialization partners; and other risks detailed in our filings with the Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to revise or update this newsletter to reflect events or circumstances that occur after the date of this newsletter. Investment in our common stock involves a high degree of risk. This newsletter is not intended to be, and is not, a prospectus. You should review our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Report on Form 10-Q or Current Report on Form 8-K before making any investment decision related to our securities. You should pay particular attention to the "Risk Factors" sections in the Form 10-K and Form 10-Q. Each of the risks described in those documents could adversely affect our business, financial condition, results of operations and prospects, and could result in a complete loss of any investment you may have in our securities.*